SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2004

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other		75-2749762
jurisdiction of	000-32837	(I.R.S. Employer
incorporation)	(Commission File Number)	Identification Number)

15305 Dallas Parkway
Suite 1600
Addison, Texas
(Address of principal		75001
executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 713-3500

Not Applicable
(Former name or former address, if changed since last report)

Item 7(c).		EXHIBITS

	99.1	News Release

Item 9.		REGULATION FD DISCLOUSRE

     Attached hereto is a copy of a news release dated July 1, 2004 announcing the Company’s addition of nine facilities.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

United Surgical Partners International, Inc.

By:	/s/ Mark A. Kopser

Mark A. Kopser
Senior Vice President and
Chief Financial Officer
(Principal Financial
Officer and duly
authorized
to sign this report on
behalf of the Registrant)

Date: July 1, 2004

2